Business Combinations (Tables)	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Schedule of Total Allocation of Purchase Consideration Recorded in Balance Sheet as of Acquisition Date	The following table presents the final total allocation of purchase consideration recorded in the Company’s Consolidated Balance Sheets as of the acquisition date
(in thousands)
:

Purchase price	$10,000
Allocation of purchase price:
Other current assets	297
Fixed assets	16
Intangible assets	4,299
Other assets	152

Total assets	4,764
Accounts payable and accrued expenses	481

Net assets required	4,283

Goodwill	$5,717